Variable Insurance Funds

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (800) 257-5872

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 1, 1997

This Statement of Additional Information ("SAI") describes the seven diversified investment portfolios (the "Funds") of Variable Insurance Funds (the "Trust"). The Funds are:

         o        Variable Insurance Allocated Conservative Fund;
         o        Variable Insurance Allocated Balanced Fund;
         o        Variable Insurance Allocated Growth Fund;
         o        Variable Insurance Allocated Aggressive Fund;
         o        Variable Insurance Money Market Fund;
         o        BB&T Growth and Income Fund; and
         o        BB&T Capital Manager Fund.

The Trust offers an indefinite number of transferable units ("Shares") of each Fund. Shares of the Allocated Funds and the Variable Insurance Money Market Fund currently are sold to a segregated asset account (a "Separate Account") of Nationwide Life and Annuity Insurance Company ("Nationwide") to serve as the investment medium for variable annuity contracts ("Variable Contracts") issued by Nationwide, while Shares of the BB&T Growth and Income Fund and the BB&T Capital Manager Fund currently are sold to a segregated asset account (also a "Separate Account") of Hartford Life Insurance Company ("Hartford") to serve as the investment medium for Variable Contracts issued by Hartford. Shares of the Funds also are sold to qualified pension and retirement plans outside of the separate account context. The Separate Accounts invest in shares of the Funds in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners").

This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus of the Funds, dated or supplemented the date hereof. This SAI contains more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. This SAI is incorporated by reference in its entirety into each Prospectus. Copies of a Prospectus may be obtained by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by telephoning toll free (800) 257-5872.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT OBJECTIVES AND POLICIES...........................................  1
     Additional Information on the Allocated Funds' and
          the Capital Manager Fund's Investment Policies...................... 1
     Additional Information on Portfolio Instruments.......................... 2

INVESTMENT RESTRICTIONS.......................................................13
     Portfolio Turnover.......................................................15

NET ASSET VALUE...............................................................15
      Valuation of the Money Market Fund......................................15
      Valuation of Other Funds................................................16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................  16

MANAGEMENT OF THE TRUST.....................................................  17
     Trustees and Officers....................................................17
     Investment Advisers......................................................20
     Portfolio Transactions...................................................21
     Glass-Steagall Act.......................................................22
     Administrator............................................................22
     Expenses.................................................................23
     Distributor..............................................................23
     Custodians, Transfer Agent and Fund Accounting Services..................24
     Auditors.................................................................24
     Legal Counsel............................................................25

ADDITIONAL INFORMATION........................................................25
     Description of Shares....................................................25
     Vote of a Majority of the Outstanding Shares............................ 25
     Shareholder and Trustee Liability....................................... 26
     Additional Tax Information.............................................. 26

Distributions................................................................ 27
     Hedging Transactions............................................... .... 28
     Other Taxes............................................................. 28
     Performance Information................................................. 28
     Miscellaneous........................................................... 30

FINANCIAL STATEMENTS......................................................... 30

APPENDIX................................................................. ...  i

The Trust is an open-end management investment company which offers seven separate diversified Funds, each with different investment objectives. This SAI contains information about the following five Funds which, along with the "Underlying Qualivest Funds" described below, are advised by Qualivest Capital Management, Inc. ("Qualivest"): the Variable Insurance Allocated Conservative Fund (the "Conservative Fund"), the Variable Insurance Allocated Balanced Fund (the "Balanced Fund"), the Variable Insurance Allocated Growth Fund (the "Growth Fund"), the Variable Insurance Allocated Aggressive Fund (the "Aggressive Fund") (collectively, the "Allocated Funds"), and Variable Insurance Money Market Fund (the "Money Market Fund"). This SAI also contains information about the following two Funds which, along with the "Underlying BB&T Funds" described below, are advised by Branch Banking and Trust Company ("BB&T"): the BB&T Growth and Income Fund (the "Growth and Income Fund") and the BB&T Capital Manager Fund (the "Capital Manager Fund").

Much of the information contained in this SAI expands upon subjects discussed in the Prospectuses of the seven Funds described above. Capitalized terms not defined herein are defined in such Prospectuses. No investment in Shares of a Fund should be made without first reading the Fund's Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on the Allocated Funds' and the Capital Manager Fund's Investment Policies

Each Allocated Fund seeks its investment objective by investing in a diversified portfolio of one or more of the following funds (the "Underlying Qualivest Funds"), all of which are series of Qualivest Funds, an affiliated open-end management investment company: the Qualivest Large Companies Value Fund (the "Qualivest Large Companies Fund"), the Qualivest Small Companies Value Fund (the "Qualivest Small Companies Fund"), the Qualivest International Opportunities Fund (the "Qualivest International Fund"), and the Qualivest Optimized Stock Fund (the "Qualivest Optimized Fund") (collectively, the "Qualivest Equity Funds"); the Qualivest Intermediate Bond Fund and the Qualivest Diversified Bond Fund (the "Qualivest Bond Fund") (collectively, the "Qualivest Income Funds"); and the Qualivest U.S. Treasury Money Market Fund (the "Qualivest U.S. Treasury Fund") and the Qualivest Money Market Fund (collectively, the "Qualivest Money Funds"). Accordingly, the investment performance of each Allocated Fund is directly related to the performance of the Underlying Qualivest Funds, which may engage in the investment techniques described below. The Capital Manager Fund seeks its investment objective by investing in a diversified portfolio of one or more of the following funds (the "Underlying BB&T Funds" and collectively with the Underlying Qualivest Funds, the "Underlying Funds") all of which are series of The BB&T Mutual Funds Group, another affiliated open-end management investment company: the BB&T Growth and Income Stock Fund (the "BB&T Growth and Income Fund"), the BB&T Balanced Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Short-Intermediate U.S. Government Income Fund (the "BB&T Short-Intermediate Fund"), the BB&T Intermediate U.S. Government Bond Fund (the "BB&T Intermediate Bond Fund"), and the BB&T U.S.
Treasury Money Market Fund (the "BB&T U.S. Treasury Fund"). Accordingly, the investment performance of the Capital Manager Fund is directly related to the performance of the Underlying BB&T Funds, which may engage in the investment techniques described below. In addition to shares of the Underlying Funds, for temporary cash management purposes, each Allocated Fund and the Capital Manager Fund may invest in short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes) and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These investments are described below under "Additional Information on Portfolio Instruments."

Additional Information on Portfolio Instruments

The following policies supplement the investment objectives and policies of the Money Market Fund and the Underlying Funds as set forth in the Prospectus.

General. The Money Market Fund, Qualivest Equity Funds, Qualivest Income Funds and Qualivest Money Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase, or dollar roll agreements with affiliates of the Qualivest Funds, except that the Qualivest Optimized Fund may invest in such securities if they are included in the S&P 500 Index.

Bank  Obligations.  The Money  Market Fund,  the Stock and Income Fund,  and the
Underlying  Funds  may  invest  in  bank  obligations   consisting  of  bankers'
acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds and the Underlying Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

The Money Market Fund and the Underlying Qualivest Funds may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds and the Underlying Funds (except for the BB&T U.S. Treasury
Fund) may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Qualivest, BB&T, and any sub-adviser each will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Foreign Investments. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund or an Underlying Fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund or Underlying Fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a Fund or Underlying Fund to make intended security purchases due to settlement problems could cause the Fund or Underlying Fund to miss attractive investment opportunities. Losses to a Fund or Underlying Fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the Fund or Underlying Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to Shareholders of a Fund or an Underlying Fund investing in foreign markets. In addition, although a Fund or Underlying Fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a Fund or Underlying Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund or Underlying Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

In general, there is a large, liquid market in the United States for many American Depositary Receipts ("ADRs"). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Variable and Floating Rate Notes. The Money Market Fund and the Qualivest Money Funds may acquire variable and floating rate notes, subject to the investment objective, policies and restrictions applicable to each. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes will be determined by Qualivest, under guidelines established by the Board of Trustees of the Trust or Qualivest Funds, as appropriate, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Money Market Fund's investment policies. In making such determinations, the investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Money Market Fund or Underlying Fund, it may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Money Market Fund or Underlying Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Money Market Fund or Underlying Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that the Money Market Fund or Underlying Fund is not entitled to receive the principal amount of a note within seven days, such note will be treated as an illiquid security for purposes of calculation of the limitation on investment in illiquid securities as set forth in the Fund or Underlying Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.

Variable or floating rate notes invested in by the Money Market Fund or the Qualivest Money Funds may have maturities of more than 397 days, as follows:

1. An instrument that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable rate note that is subject to a demand feature will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Money Market Fund or an Underlying Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days.

Money Market Funds. Each of the Growth and Income Fund, the Qualivest Equity Funds, the Qualivest Income Funds, and the Underlying BB&T Funds (except for the BB&T U.S. Treasury Fund) may invest up to 5% of the value of its total assets in the securities of any one money market fund (including shares of certain affiliated money market funds pursuant to an order from the Securities and Exchange Commission), provided that no more than 10% of such Fund's total assets may be invested in the securities of money market funds in the aggregate. The Money Market Fund and each of the Qualivest Money Funds may invest up to 25% of its total assets in the securities of money market funds.

In order to avoid the imposition of additional fees as a result of investments by the Growth and Income Fund, the Qualivest Equity Funds, the Qualivest Income Funds, and the Underlying BB&T Funds (except for the BB&T U.S. Treasury Fund) in shares of affiliated money market funds, Qualivest, BB&T, BISYS Fund Services ("BISYS" or "Distributor" or "Administrator"), and their affiliates will not retain any portion of their usual service fees from the Funds that are attributable to investments in shares of the affiliated money market funds. No sales charges, contingent deferred sales charges, 12b-1 fees, or other underwriting or distribution fees will be incurred in connection with their investments in the affiliated money market funds. These Funds will vote their shares of each of the affiliated money market funds in proportion to the vote by all other shareholders of such fund.

Moreover, no single Fund or Underlying Fund may own more than 3% of the outstanding shares of a single affiliated money market fund.

U.S.  Government  Obligations.  The BB&T U.S.  Treasury  Fund may invest in U.S.
Government securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury. The Money Market Fund, the Growth and Income Fund, and each of the other Underlying Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped Treasury obligations in which the Funds and Underlying Funds may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the creditworthiness of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Each Fund or
Underlying Fund will invest in the obligations of such agencies or instrumentalities only when Qualivest, BB&T, or a sub-adviser believes that the credit risk with respect thereto is minimal.

Options Trading. The Growth and Income Fund, the Qualivest Equity Funds, the Qualivest Income Funds, the BB&T Small Company Growth Fund, and the BB&T International Equity Fund may purchase put and call options. A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a Fund or Underlying Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund or Underlying Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if a Fund or Underlying Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund or Underlying Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund or Underlying Fund will realize a gain or loss.

The Qualivest Equity Funds, the Qualivest Income Funds, and the BB&T International Equity Fund also may purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

When-Issued and Delayed-Delivery Securities. The Money Market Fund, the Growth and Income Fund, and the Underlying Funds (except the BB&T U.S. Treasury Fund) may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund or Underlying Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in such a case, the Fund or Underlying Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of its commitment. It may be expected that a Fund or Underlying Fund investing in securities on a when-issued or delayed delivery basis, net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund or Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, the Fund or Underlying Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of each Fund or Underlying Fund's total assets.

When a Fund or Underlying Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund or Underlying Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

Mortgage-Related Securities. The Money Market Fund, the Growth and Income Fund, the Underlying Qualivest Funds (except the Qualivest Optimized Fund and the Qualivest International Fund), the BB&T Short-Intermediate Fund, the BB&T Intermediate Bond Fund, the BB&T Balanced Fund, and the BB&T Small Company Growth Fund each may consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, each may invest in mortgage-related securities issued by nongovernmental entities, provided, however, that to the extent the Fund or Underlying Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the Investment Company Act of 1940, as amended ("1940 Act"), be deemed to be investment companies, the Fund or Underlying Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities, for purposes of the Funds' Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association

("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund or Underlying Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds or Underlying Funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Restricted Securities. "Section 4(2) securities" are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Money Market Fund, the BB&T U.S.

Treasury Fund, and each Qualivest Money Fund will not purchase Section 4(2) securities which have not been determined to be liquid in excess of 10% of its net assets. The Growth and Income Fund, the Underlying BB&T Funds other than the BB&T U.S. Treasury Fund, and each Qualivest Equity Fund and Qualivest Income Fund will not purchase section 4(2) securities which have not been determined to be liquid in excess of 15% of its net assets. Qualivest, BB&T, and each sub-adviser to an Underlying BB&T Fund has been delegated the day-to-day authority to determine whether a particular issue of Section 4(2) securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in Rule 144A. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

Qualivest, BB&T, or a sub-adviser may deem Section 4(2) securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund or Underlying Fund has valued the security. In making such determination, the following factors, among others, may be deemed relevant: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

Treatment of Section 4(2) securities as liquid could have the effect of decreasing the level of a Fund's or Underlying Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Medium-Grade Debt Securities. The Qualivest Large Companies Fund, the Qualivest Small Companies Fund, and each of the Qualivest Income Funds may invest in debt securities which are within the fourth highest rating group assigned by an NRSRO (e.g., including securities rated BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's")) or, if not rated, or are of comparable quality as determined by Qualivest ("Medium-Grade Securities").

As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of those Underlying Qualivest Funds to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which such Underlying Qualivest Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that those Underlying Qualivest Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by nationally recognized statistical rating organizations ("NRSROs") are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Qualivest conducts its own independent credit analysis of Medium-Grade Securities.

Guaranteed Investment Contracts. When investing in Guaranteed Investment Contracts ("GICs"), the Money Market Fund and each of the Qualivest Income Funds and the Qualivest Money Funds make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Qualivest Income Funds may invest in GICs without regard to the ratings, if any, assigned to the issuing insurance companies' outstanding debt securities. The Money Market Fund and Qualivest Money Funds may invest in GICs issued by insurance companies whose outstanding debt securities are rated in the first two rating categories by an NRSRO or, if not rated, that Qualivest deems to be of comparable quality. Because the principal amount of a GIC may not be received from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments which are deemed to be illiquid, will not exceed the Money Market Fund's or an Underlying Qualivest Fund's restriction on investment in illiquid securities. In determining average weighted portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Repurchase Agreements. Securities held by the Money Market Fund, the Growth and Income Fund, and the Underlying Funds (except the Qualivest U.S. Treasury Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund or Underlying Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers that Qualivest deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. If the seller were to default on its repurchase obligation or become insolvent, a Fund or Underlying Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement. Securities subject to repurchase agreements will be held by the relevant Fund's or Underlying Fund's custodian or another qualified custodian, as appropriate, or in the Federal Reserve/Treasury book-entry system.

Futures Contracts. The Growth and Income Fund, the Qualivest Equity Funds, the Qualivest Income Funds, the BB&T Small Company Growth Fund, and the BB&T International Equity Fund may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund or Underlying Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund or an Underlying Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund or Underlying Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund or an Underlying Fund the right (but not the obligation), for an specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Futures transactions involve brokerage costs and require a Fund or an Underlying Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. A Fund or an Underlying Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Forward Foreign Currency Exchange Contracts. The Qualivest Equity Funds (other than the Qualivest Optimized Fund) and the BB&T International Equity Fund may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

No Underlying Fund intends to enter into such forward contracts if it would have more than 10% of the value of its total assets committed to such contracts on a regular or continuous basis. An Underlying Fund also will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of such Underlying Fund's securities or other assets denominated in that currency. An Underlying Fund's custodian bank segregates cash or liquid securities in an amount not less than the value of the Underlying Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Underlying Fund's commitments with respect to such contracts. The Underlying Funds generally do not enter into a forward contract with a Term longer than one year.

Foreign Currency Options. A foreign currency option provides the Growth and Income Fund, Qualivest Large Companies Fund, Qualivest Small Companies Fund, Qualivest International Fund, BB&T Small Company Growth Fund, or BB&T International Equity Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund or Underlying Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund or Underlying Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund or Underlying Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund or Underlying Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. As part of its financial futures transactions, the Growth and Income Fund, each Qualivest Equity Fund (except the Qualivest Optimized Fund), the BB&T Small Company Growth Fund, and the BB&T International Equity Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund or Underlying Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Regulatory Restrictions. As required by the Securities and Exchange Commission, when purchasing or selling a futures contract or writing a put or call option or entering into a forward foreign currency exchange purchase, a Fund or an Underlying Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund or an Underlying Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund or Underlying Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of:

(1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


                             INVESTMENT RESTRICTIONS


Each Fund's investment objective is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" in this SAI).

None of the Funds will:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit or bankers' acceptances issued by United States branches of domestic banks (for the Money Market Fund), and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) an Allocated Fund and the Capital Manager Fund may invest more than 25% of its total assets in investment companies, or portfolios thereof, that are Underlying Funds of such Fund; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, there is no limit to the percentage of assets that an Allocated Fund or the Capital Manager Fund may invest in any investment company;

     3. Borrow money or issue senior securities, except that a Fund may borrow from banks or brokers, in amounts up to 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase securities while its borrowings exceed 5% of its total assets;

     4. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities (in an amount not to exceed one-third of its total assets), in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements;

     5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

     6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund; and

     7. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein, or in Underlying Funds investing in such securities, are not prohibited by this restriction).

Irrespective of investment restriction number 2 above and pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule.

The following additional investment restrictions are not fundamental policies and therefore may be changed without the vote of a majority of the outstanding Shares of a Fund. None of the Funds may:

     1. Engage in any short sales (except for short sales "against the box");

     2. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom, and (c) as consistent with the investment policies of an Allocated Fund or the Capital Manager Fund;

     3. Mortgage or hypothecate the Fund's assets in excess of one-third of the Fund's total assets; and

     4. Purchase or otherwise acquire any securities if, as a result, more than 15% (10% of the case of the Money Market Fund) of the Fund's net assets would be invested in securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation set forth in such Fund's Prospectus, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, that Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Due to the investment policies of the Allocated Funds and the Capital Manager Fund, each of these Funds will concentrate more than 25% of its total assets in the investment company industry. However, no Underlying Fund in which such Funds invest will concentrate more than 25% of its total assets in any one industry.

Portfolio Turnover

Changes may be made in a Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its Shareholders. The portfolio turnover rates for all of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares and by requirements which enable the Funds to receive certain favorable tax treatments. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions.

The portfolio turnover rate of each Allocated Fund and Capital Manager Fund is expected to be low, as such Fund will purchase or sell shares of the Underlying Qualivest Funds or Underlying BB&T Funds, respectively, to (i) accommodate purchases and sales of such Fund's Shares, and (ii) change the percentage of its assets invested in each Underlying Fund in which it invests in response to market conditions. The Growth and Income Fund will be managed without regard to its portfolio turnover rate. It is anticipated that the annual portfolio turnover rate for an Underlying Fund normally will not exceed the amount stated in such Fund's Prospectus.

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.


                                 NET ASSET VALUE

The net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times on each Business Day of the Trust. A "Business Day" is a day on which the New York Stock Exchange ("NYSE") is open for trading, and any other day (other than a day on which there are insufficient changes in the value of a Fund's portfolio securities to materially affect the Fund's net asset value or days on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received). Currently, the NYSE is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Valuation of the Money Market Fund

The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in this Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average maturity appropriate for its objective of maintaining a stable net asset value per Share, provided that the Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months)

(securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of this Fund, to stabilize the net asset value per share of the Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

Valuation of Other Funds

Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. If no such bid price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Shares of each Fund are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The public offering price of Shares of the Funds is their net asset value per Share.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.

Variable Contract Owners do not deal directly with the Funds to purchase, redeem, or exchange Shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the pertinent Separate Account that invests in the Funds.

Each Fund reserves the right to discontinue offering Shares at any time. In the event that a Fund ceases offering its Shares, any investments allocated to the Fund will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust deemed appropriate by the Trustees.



                             MANAGEMENT OF THE TRUST

Trustees and Officers

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

The names of the Trustees, their addresses, ages, and principal occupations during the past five years are set forth below:


Name, Address, and Age             Principal Occupation During
                                       Past 5 Years

James H. Woodward                  Chancellor, University of North Carolina at
University of North Carolina       Charlotte.
  at Charlotte
Charlotte, NC 28223
Age:  57


Michael Van Buskirk                Chief Executive Officer, Ohio Bankers
37 West Broad Street               Association (industry trade association).
Suite 1001
Columbus, OH 43215
Age:  50

Walter B. Grimm* Employee of BISYS Fund Services 3435 Stelzer Road (6/92-present); President, Columbus, OH 43219 Leigh Investments(investment firm) (7/87-6/92).
Age: 50


* Mr. Grimm is an "interested person" of the Trust as that term is defined in the 1940 Act.

The Trust pays each Trustee who is not an employee of BISYS or its affiliates a retainer fee at the rate of $500 per calendar quarter, reasonable out-of-pocket expenses, $500 for each regular meeting of the Board of Trustees attended in person, and $250 for each regular meeting of the Board of Trustees attended by telephone. The Trust also pays each such Trustee $500 for each special meeting of the Board of Trustees attended in telephone, and $250 for each special meeting of the Board of Trustees attended by telephone. For the fiscal year ending December 31, 1997, the Trust anticipates paying the following compensation to the Trustees of the Trust:

                          Aggregate Compensation       Total Compensation from
Name                        from Trust*                Trust and Fund Complex**


James H. Woodward              $3,000                              $ 3,000

Michael Van Buskirk            $3,000                              $ 3,000

Walter B. Grimm                $0                                  $ 0


* The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

** The Fund Complex consists of the Trust, Qualivest Funds, the Tax-Free Trust of Oregon, and The BB&T Mutual Funds Group.


The officers of the Trust, their addresses, ages, and principal occupations during the past five years are as follows (unless otherwise indicated, the address of each officer is 3435 Stelzer Road, Columbus, OH 43219):


Name and Address         Position(s) Held            Principal Occupation
                         With the Trust              During Past 5 Years

Richard Ille             President and Chief         Employee of BISYS Fund
Age:  32                 Executive Officer           Services (7/90 - present).


Walter Grimm             Vice President              Employee of BISYS Fund
Age:  50                                             Services  (6/92-present);
                                                     President,            Leigh
                                                     Investments     (investment
                                                     firm) (7/87-6/92).

Carl Juckett             Vice President              Employee of BISYS
Age:  42                                             Services (7/94 - present);
                                                     Manager, Broker/Dealer and
                                                     Investment Accounting
                                                     Systems, Huntington Bank
                                                     (1/89 - 7/94).

Frank Deutchki           Vice President              Employee of BISYS Fund
Age:  43                                             Services (4/96 - present);
                                                     Vice    President,    Audit
                                                     Director  at  Mutual  Funds
                                                     Services     Company,     a
                                                     subsidiary of United States
                                                     Trust  Company  of New York
                                                     (2/89 - 3/96).

Dana Gentile             Vice President and          Employee of BISYS Fund
Age:  34                 Secretary                   Services (1987 - present).



Gregory Maddox           Vice President and          Employee of BISYS Fund
Columbia Square          Assistant Secretary         Services (4/91 - present).
Suite 500
1230 Columbia Street
San Diego, CA 92101
Age:  27


John Calvano             Vice President and          Employee of BISYS Fund
Age:  37                 Assistant Secretary         Services (10/94 - present);
                                                     Investment  Representative,
                                                     BA   Investment    Services
                                                     (7/92  -  8/94);  Marketing
                                                     Manager,    Great   Western
                                                     Investment       Management
                                                     (10/86 - 7/94).

William Tomko            Treasurer, Comptroller,     Employee of BISYS Fund
Age:  38                 and Principal Financial     Services (4/87 - present).
                         and Accounting Officer


Alaina Metz              Assistant Secretary         Employee of BISYS Fund
Age:  29                                             Services (6/95 - present);
                                                     Supervisor, Mutual Fund
                                                     Legal Department, Alliance
                                                     Capital Management (5/89 -
                                                     6/95).


The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Trust for providing certain fund accounting services.

As of June 1, 1997, the Trustees and officers of the Trust, as a group, owned less than one percent of the Shares of any Fund of the Trust.

Investment Advisers

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Allocated Funds and the Money Market Fund by Qualivest, P.O. Box 2758, Portland, Oregon 97208, pursuant to an Investment Advisory Agreement dated June 1, 1997 (the "Qualivest Investment Advisory Agreement").

Qualivest is a wholly owned subsidiary of United States National Bank of Oregon, which in turn is a wholly owned subsidiary of U.S. Bancorp, a publicly held bank holding company.

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Growth and Income Fund and the Capital Manager Fund by BB&T, 434 Fayetteville Street Mall, Raleigh, NC 27601, pursuant to an Investment Advisory Agreement dated June 1, 1997 (the "BB&T Investment Advisory Agreement").

BB&T is the oldest bank in North Carolina and is the principal bank affiliate of Southern National Corporation ("SNC"), a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina.

Under the Investment Advisory Agreements, Qualivest and BB&T (the "Investment Advisers") have agreed to provide, either directly or through one or more sub-advisers, investment advisory services for each of the Funds as described in the Prospectus. For the services provided and expenses assumed pursuant to the Qualivest Investment Advisory Agreement, each of the following Funds pays Qualivest a fee, computed daily and paid monthly, at the following annual rates calculated as a percentage of the average daily net assets of such Fund: 0.35% for the Money Market Fund; 0.05% for the Conservative Fund; 0.05% for the Balanced Fund; 0.05% for the Growth Fund; and 0.05% for the Aggressive Fund. For the services provided and expenses assumed pursuant to the BB&T Investment Advisory Agreement, each of the following Funds pays BB&T a fee, computed daily and paid monthly, at the following annual rates, calculated as a percentage of the average daily net assets of such Fund: 0.74% for the Growth and Income Fund, and 0.25% for the Capital Manager Fund.

Unless sooner terminated, each Investment Advisory Agreement continues in effect as to a particular Fund for an initial term of two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. Each Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Investment Adviser. Each Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Each Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser or any sub-advisers in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective Shareholders of the Funds may include descriptions of an Investment Adviser including, but not limited to, (i) descriptions of the Investment Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Investment Adviser's operations.

Portfolio Transactions

The Investment Advisers determine, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers or dealers are to be eligible to execute such Fund's portfolio transactions.

Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the--counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by each Investment Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. In selecting a broker, each Investment Adviser evaluates a wide range of criteria, including the broker's commission rate and execution capability, the broker's positioning and distribution capabilities, back office efficiency, ability to handle difficult trades, financial stability, reputation, prior performance, and research. The primary consideration is the broker's ability to provide prompt execution of orders in an effective manner at the most favorable price for the security. Subject to this consideration, brokers and dealers who provide supplemental investment research to an Investment Adviser may receive orders for transactions on behalf of the Trust. Research may include brokers' analyses of specific securities, performance and technical statistics, and information databases. It may also include maintenance research, which is the information that keeps an Investment Adviser informed concerning overall economic, market, political and legal trends. Under some circumstances, an Investment Adviser's evaluation of research and other broker selection criteria may result in one or a few brokers executing a substantial percentage of a Fund's trades. This might occur, for example, where a broker can provide best execution at a cost that is reasonable in relation to its services and the broker offers unique or superior research facilities, special knowledge or expertise in a Fund's relevant markets, or access to proprietary information about companies that are a majority of a Fund's investments.

Research information so received is in addition to and not in lieu of services required to be performed by each Investment Adviser and does not reduce the fees payable to an Investment Adviser by the Trust. Such information may be useful to an Investment Adviser in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful in carrying out its obligations to the Trust. While each Investment Adviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for reasons discussed above.

Investment decisions for each Fund are made independently from those for the other Funds or any other portfolio, investment company or account managed by Qualivest or BB&T. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Investment Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other portfolio, investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, an Investment Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Investment Adviser or BISYS, their parents or their subsidiaries or affiliates and, in dealing with its customers, Qualivest, BB&T, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Glass-Steagall Act

In 1971, the United States Supreme Court held that the Federal statute commonly referred to as the "Glass-Steagall Act" prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court determined that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their nonbank affiliates to act as investment advisers to registered closed-end investment companies. The Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their nonbank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

The Investment Advisers believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI and the Investment Advisory Agreements without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent an Investment Adviser from continuing to serve as investment adviser to the Funds or could restrict the services which it is permitted to perform for the Funds. In addition, such changes, decisions or interpretations could prevent an Investment Adviser's national bank affiliates from performing Variable Contract Owner servicing activities or from receiving compensation therefor or could restrict the types of services such entities are permitted to provide and the amount of compensation they are permitted to receive for such services. Depending upon the nature of any changes in the services which could be provided by the Investment Advisers, the Board of Trustees would review the Trust's relationship with the Investment Advisers and consider taking all action necessary in the circumstances.

Administrator

BISYS serves as general manager and administrator to the Trust pursuant to a Management and Administration Agreement dated June 1, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by Qualivest and BB&T under the Investment Advisory Agreements, by BISYS Fund Services Ohio, Inc. as fund accountant and dividend disbursing agent, and by the Trust's custodian(s)). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Securities and Exchange Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Money Market Fund, determine the actual variance from $1.00 of its net asset value per Share; and generally assist in all aspects of the Trust's operations other than those performed by the Investment Advisers under the Investment Advisory Agreements, by the fund accountant and dividend disbursing agent, and by the Trust's custodian(s). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) the fee calculated at the indicated annual rate of each Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon by the Trust and the Administrator: each Allocated Fund -- 0.07%; Money Market Fund -- 0.13%; and Growth and Income Fund and Capital Manager Fund -- 0.20%. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

The Administration Agreement is terminable with respect to a particular Fund upon mutual agreement of the parties to the Administration Agreement, upon notice given at least 60 days prior to the expiration of the Agreement's then-current term, and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Board of Trustees or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses

Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts for cash management services are not included within Trust expenses for purposes of any such expense limitation.

Distributor

BISYS serves as distributor to the Trust pursuant to the Distribution Agreement dated June 1, 1997 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will remain in effect for an initial term of two years, and thereafter continues for successive one-year periods if approved at least annually (i) by the Board of Trustees or by the vote of a majority of the outstanding Shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The

Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

Custodians, Transfer Agent and Fund Accounting Services

United States National Bank of Oregon, 321 S.W. 6th, Portland, Oregon 97204, serves as custodian to the Trust with respect to each Allocated Fund and the Money Market Fund pursuant to a Custody Agreement dated as of June 1, 1997. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian to the Trust with respect to the Growth and Income Fund and the Capital Manager Fund pursuant to as Custody Agreement dated as of May 21, 1997. Each custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on such Funds' investments.

BISYS Fund Services Ohio Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as transfer agent and dividend disbursing agent for all Funds of the Trust pursuant to an agreement dated as of June 1, 1997. Under this agreement, BISYS Fund Services Ohio, Inc. performs the following services, among others: maintenance of Shareholder records for each of the Trust's Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

In addition, BISYS Fund Services Ohio, Inc. provides certain fund accounting services to the Trust pursuant to a Fund Accounting Agreement dated June 1, 1997. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with custodians, affirmation to custodians of portfolio trades and cash settlements, verification and reconciliation with custodians of daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

Auditors

The firm of Coopers & Lybrand L.L.P., 100 East Broad Street, Columbus, Ohio 43215, serves as independent auditors for the Trust. Its services comprise auditing the Trust's financial statements and advising the Trust as to certain accounting and tax matters.

Legal Counsel

Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005 is counsel to the Trust and has passed upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares

The Trust is a Massachusetts business trust. The Trust was organized on July 20, 1994, and the Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on the same date. The Declaration of Trust, as amended and restated, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust currently has seven series of Shares which represent interests in each series of the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to Shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to Fund.

Vote of a Majority of the Outstanding Shares

As used in the Funds' Prospectus and the SAI, "vote of a majority of the outstanding Shares of the Trust or the Fund" means the affirmative vote, at an annual or special meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the

Shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or the Fund.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Additional Tax Information

The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Fund. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 , as amended (the "Code").

To qualify as a regulated investment company, each Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business in such stock, securities or currencies; (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months including stocks, securities, and certain foreign currencies, futures, options, and forward contracts; (iii) diversify its holdings so that, at the end of each quarter of the taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (iv) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to Shareholders. Each Fund intends to distribute to its
Shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, a Fund may be required to distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders (such as the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are actually received.

If a Fund invests in shares of a foreign investment company, the Fund may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its Shareholders as ordinary income.


Distributions

Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of a Shareholder (such as a Separate Account). Net capital gains (the excess of any net long-term capital gains over net short term capital losses) will, to the extend distributed, be treated as long-term capital gains in the hands of the Separate Accounts regardless of the length of time a Separate Account may have held the Shares.

Hedging Transactions

The 30% limitation and the diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, or forward contracts.

Other Taxes

Distributions may also be subject to additional state, foreign and local taxes, depending on each shareholder's situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Performance Information

Each Fund may, from time to time, include its yield or total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Funds offer their Shares.

Standardized seven-day yield for the Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in that Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/base period). The net change in the account value of the Money Market Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than nonrecurring account charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield is calculated as described above except that the base period is 30 days rather than seven days.

Yields of the other Funds are computed by analyzing net investment income per Share for a recent 30-day period and dividing that amount by a Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of these Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Trust allocated to each Fund. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objective and policies of each of the Funds.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Standardized quotations of average annual total return for Fund Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in Shares over periods of 1, 5 and 10 years or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of expenses (on an annual basis), and assume that all dividends and distributions on Shares are reinvested when paid.

Performance information for the Funds may be compared in reports and promotional literature to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., S&P, Shearson Lehman Brothers, Inc. and The Russell 2000 Index and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments, and U.S.A. Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Variable Contract Owners.

Each Fund may also compute aggregate total return for specified periods. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted above. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

Quotations of yield or total return for the Funds will not take into account charges and deductions against a Separate Account to which the Funds' Shares are sold or charges and deductions against the Variable Contracts. The Funds' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Variable Contracts. Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Miscellaneous

Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the Shareholders voting not less than a majority of the Shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by Shareholders voting not less than two-thirds of the Shares then outstanding. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Funds will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received. The Separate Accounts and qualified pension and retirement plans currently are the only Shareholders of the Funds, although other separate accounts of Nationwide or Hartford, or other insurance companies, may become Shareholders in the future.

The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

                              FINANCIAL STATEMENTS

The Trust's financial statements for the Funds, including the related notes thereto, dated as of May 21, 1997, are included herein.

                        Report of Independent Accountants


To the Trustees of the Variable Insurance Funds:


We have audited the accompanying statement of assets and liabilities of the BB&T Growth and Income Fund as of May 21, 1997. This financial statement is the responsibility of the Variable Insurance Funds' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the BB&T Growth and Income Fund as of May 21, 1997, in conformity with generally accepted accounting principles.



                            COOPERS & LYBRAND L.L.P.






Columbus, Ohio
May 22, 1997

 VARIABLE INSURANCE FUNDS
  BB&T Growth and Income Fund
  Statement of Assets and
        Liabilities
    As of May 21, 1997


   ASSETS:
   Cash                                                               $100,000
   Deferred organization expenses                                       15,000

     Total Assets                                                      115,000

  LIABILITIES:
  Accrued organization expenses                                         15,000


  NET ASSETS:                                                         $100,000


 NET ASSETS CONSIST OF:
     Capital - 10,000 shares of beneficial interest issued and outstanding; unlimited shares authorized (par value $0.001) - Institutional Service Class $100,000


NET ASSET VALUE:
    Institutional Service Shares ($100,000/10,000 shares issued
    and outstanding) - offering and redemption price per share          $10.00


                       See notes to financial statements.

                            VARIABLE INSURANCE FUNDS

                           BB&T Growth and Income Fund
                          NOTES TO FINANCIAL STATEMENTS
                                  May 21, 1997


1.       ORGANIZATION

         Variable Insurance Funds (the "Trust"), an open-end management investment company established as a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"). The Company offers shares of the following funds: Variable Insurance Allocated Conservative Fund, Variable Insurance Allocated Balanced Fund, Variable Insurance Allocated Growth Fund, Variable Insurance Allocated Aggressive Fund (collectively, the "Allocated Funds"), Variable Insurance Money Market Fund, BB&T Growth and Income Fund and BB&T Capital Manager Fund (collectively, the "Funds") each of which offers Institutional Shares. The accompanying financial statement relates only to the BB&T Growth and Income Fund (the "Fund"). The Fund had no operations other than those actions relating to organizational matters. As of May 21, 1997, all outstanding shares of the Fund are owned by Branch Banking and Trust Company.

         The investment objective of the Fund is to seek to provide capital growth, current income or both by investing in stocks, which may include common stock, preferred stock, warrants, or debt instruments that are convertible into common stocks.

2.       ORGANIZATION EXPENSES

         All costs incurred by the Trust in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been deferred. Upon commencement of operations of the Fund, the deferred organization expenses will be amortized on a straight-line basis over a period of two years. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of said shares being redeemed bears to the number of initial shares that are outstanding at the time of the redemption.


3.       RELATED PARTY TRANSACTIONS

         Branch Banking and Trust Company ("BB&T") serves as the Investment Advisor for the Growth and Income Fund. Under an advisory agreement with the Fund, BB&T is entitled to receive fees at an annual rate equal to the lessor of : (a) 0.74% of the Fund's average daily net assets; or
         (b) such fee as may from time to time be agreed upon in writing by the Trust and BB&T. BISYS Fund Services ("BISYS") serves the Fund as Administrator. For its services as Administrator, BISYS receives a fee at an amount of 0.20% of the Fund's average daily net assets. BISYS also serves as Distributor for the Fund's shares. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, serves as the Trust's transfer agent and dividend disbursing agent.

         Certain officers of the Trust are affiliated with BISYS. Such persons are not paid directly by the Trust for serving in those capacities.


4.       ESTIMATES

         The preparation of this financial statement requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

Description of Moody's bond ratings:

     Excerpts from Moody's description of its bond ratings are listed as follows: Aaa - judged to be the best quality and they carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards together with the Aaa group, they comprise what are generally known as high-grade bonds; A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa - considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing - such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C
- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's bond ratings:

     Excerpts from S&P's  description of its bond ratings are listed as follows:
AAA - highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A - has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D - interest or principal payments are in default.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's ratings of short-term municipal obligations:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 - denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 - denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 - denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 - denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ denotes speculative quality, instruments in this category lack margins of protection.

Description of Moody's commercial paper ratings:

     Excerpts from Moody's commercial paper ratings are listed as follows: Prime
- 1 - issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; Prime - 2 - issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; Prime - 3 - issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; Not Prime - issuers do not fall within any of the Prime categories.

Description of S&P's ratings for corporate and municipal bonds:

     Investment grade ratings: AAA - the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA - has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A - has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB regarded as having an adequate capacity to pay interest and repay principal - whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Speculative grade ratings: BB, B, CCC, CC, C - debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal - while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI - reserved for income bonds on which no interest is being paid; D -in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-) the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of S&P's rating for municipal notes and short-term municipal demand obligations:

     Rating  categories  are as  follows:  SP-1 - has a very  strong  or  strong capacity to pay principal and interest - those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 has a satisfactory capacity to pay principal and interest; SP-3 - issues carrying this designation have a speculative capacity to pay principal and interest. Description of S&P's ratings for short-term corporate demand obligations and commercial paper:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 - the degree of safety regarding timely payment is strong - those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 - capacity for timely payment is satisfactory however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 - has adequate capacity for timely payment - however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B - regarded as having only speculative capacity for timely payment; C - a doubtful capacity for payment; D
- in payment default - the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



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